1 SEPTEMBER 2022 INVESTOR PRESENTATION A Global Leader in Acquiring and Collecting Nonperforming Loans Nasdaq: PRAA

2 Nasdaq: PRAA FORWARD-LOOKING STATEMENTS Statements in this presentation, other than statements of historical fact, are forward-looking statements, which are based on our current beliefs, projections, assumptions and expectations concerning future operations and financial performance. Such statements involve uncertainties and risks, some of which are not currently known to us, and may be superseded by future events that could cause actual results to differ materially from those expressed or implied in this presentation. You are cautioned not to place undue reliance on forward-looking statements, which speak only as of the date of this presentation and are qualified in their entirety by these cautionary statements. Information regarding risks and other factors that could cause our actual results to differ materially from our expectations can be found in our most recent Annual Report on Form 10-K and in subsequent SEC filings and should be considered in evaluating the forward-looking statements in this presentation. Except as required by law, we assume no obligation to update or revise these statements to reflect changes in the events, conditions, or circumstances upon which any such forward-looking statements are based.

3 Market Overview Company Overview Industry Overview Financial Overview AGENDA Appendix Investing In PRA

4 Nasdaq: PRAA THE NONPERFORMING LOAN (NPL) INDUSTRY CORE NONPERFORMING LOAN PURCHASING INSOLVENCY NONPERFORMING LOAN PURCHASING Originator Sells Accounts Consumer Files for Bankruptcy Charged-Off or Written Down Originating Creditor Originator Sells Accounts Charged-Off or Written Down Originating Creditor Buyer Files Joint Notice of Transfer Originator Files Proof of Claim Confirmation Hearing

5 Nasdaq: PRAA PRA’S ROLE IN THE ECONOMY Asset Types:  Major credit cards  Private label credit cards  Auto Loans  Personal loans Consumer opens a line of credit with creditor Consumer fails to make timely payments and becomes delinquent Creditor attempts to collect delinquent payments If unsuccessful, creditor charges off account and sells to PRA PRA works with consumer to pay down and resolve debt Creditor can provide additional lending to support economic growth The Debt Sale and Collection Process  Creditor’s lending behavior is affected  Consumer’s credit score is negatively impacted

6 AGENDA Market Overview Company Overview Industry Overview Financial Overview Appendix Investing In PRA

7 Nasdaq: PRAA A GLOBAL LEADER WITH A PROVEN TRACK RECORD OF SUCCESS 18 Countries $972 million Portfolio Purchases (LTM) $5.6 billion Estimated Remaining Collections (ERC)1 25+ Years in Business 3,000+ Employees Worldwide (as of June 30, 2022) 1. Estimated remaining collections (ERC) refers to the sum of all future projected cash collections on our nonperforming loan portfolios.

8 Nasdaq: PRAA PRA GROUP HISTORY 2004 Diversified U.S. portfolio into acquisition and servicing of bankruptcy claims 1996 Portfolio Recovery Associates, LLC founded by Steve Fredrickson and Kevin Stevenson 2002 IPO (Nasdaq: PRAA) 2010 Diversified into class action claims servicing 2012 Entered UK market 2014 Acquired Aktiv Kapital AS, a pan-European acquirer and servicer of nonperforming loans 2018 Entered strategic partnership with Banco Bradesco S.A. 2020 Expanded into Australia Rated by credit agencies 2015 Expanded into South America via joint venture 2021 Relaunched share repurchase program

9 Nasdaq: PRAA ONE OF THE LARGEST DEBT BUYERS IN THE U.S. 25+ year track record as a key buyer in one of the world’s largest NPL markets Multifaceted and comprehensive focus on compliance Stable trends in supply and returns Strong seller relationships

10 Nasdaq: PRAA CONTINUING TO EXPAND WITH DISCIPLINE IN EUROPE 15 locations with over 850 FTEs Own portfolios in 13 countries, with UK as our largest market Strong seller relationships 29-year track record1 1. Includes Aktiv Kapital’s history prior to its acquisition by PRA Group in 2014.

11 COMMITTED TO CONTINUE GROWING IN AUSTRALIA Operation fully running & ready to scale Large number of sellers Long term focus with a disciplined investment approach

12 AGENDA Market Overview Company Overview Industry Overview Financial Overview Appendix Investing In PRA

ECONOMIC DATA SUGGEST MORE SUPPLY IS ON THE WAY

Higher Inflation

- **Inflation in U.S.** is at 8.5%, near 41-year high of 9.1% achieved in June 2022[1]
- **Gas, food & electricity prices on the rise,** especially in Europe where the Russian invasion of Ukraine is having a significant effect

Higher Consumer Spending

- **Q2 2022 U.S. personal consumption expenditures** up $330 billion YoY[2]

Lower Savings

- **U.S. savings rate as a % of disposable income** declined to 5.1% in June 2022 (lowest level since mid-2009)[2]
- **Savings for the bottom 20% of U.S. earners**, or 26 million households, declined 22% since end of 2019[3]
- **UK Households' disposable income** fell in real terms for the fourth quarter in a row[4]

Higher Credit Card Balances

- **Q2 2022 U.S. credit card balances** up 13% YoY to $890 billion[5], marking the largest YoY increase in more than 20 years
- UK consumers are taking on credit card debt at **the fastest rate since the Global Financial Crisis**[6]

Higher Delinquency Rates

- **Delinquency rates on credit cards in U.S.** are up three consecutive quarters from the historic low set in Q3 2021[7]

Higher Charge-off Rates

- **U.S. Credit card charge-off rates** have been in the 1.5% to 3% range since the beginning of 2021
- **We do not believe these historically low levels are sustainable**, and expect gradually rising delinquency rates to translate to higher charge-off rates

More Supply for PRA

- **As more consumers default on their obligations and debt sellers dispose of their charged-off portfolios,** we are in a strong financial position to acquire these portfolios and grow our collections, revenue, and profitability

Already taking place (green)

Not yet in effect (grey)

1. Consumer Price Index for All Urban Consumers over the 12 months ended July 2022. Bureau of Labor Statistics.
2. Bureau of Economic Analysis.
3. Credit Sights, "U.S. Consumer Credit and Banks: Narrative Pushback."
4. Households: Real Disposable Income, per head as of June 30, 2022, UK Office for National Statistics.
5. Q2 2022 Household Debt and Credit Report. Federal Reserve Bank of New York.
6. Money and Credit June 2022, Bank of England.
7. Delinquency Rate on Credit Card Loans, All Commercial Banks. Board of Governors of the Federal Reserve System.

PRA Group

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14 Nasdaq: PRAA EUROPEAN CENTRAL BANK (ECB) RULING EXPECTED TO LEAD TO MORE CHARGE-OFFS  Two-thirds of the countries that experienced high NPL levels had not resolved them seven years after the Global Financial Crisis (2007-2011)*  In 2019, NPL Backstop Rule was created, providing a timeline of three years for banks to charge-off NPLs  Full coverage by provisions expected by ECB in the period 2023-2026 Source: European Central Bank, Occasional Paper Series No 297 July 2022. * Timing defined by the Federal Reserve Bank of St. Louis.

15 Nasdaq: PRAA $0 $500 $1,000 $1,500 $2,000 $2,500 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 1H 2022 Americas and Australia Core Cash Collections Europe Core Cash Collections Insolvency Cash Collections Fee Income STRONG CASH GENERATION THROUGHOUT THE CREDIT CYCLE WE HAVE PERFORMED WELL IN PAST RECESSIONS Global Financial Crisis* ($ in millions) COVID-19** Cash Receipts * Timing defined by the Federal Reserve Bank of St. Louis - https://www.stlouisfed.org/financial-crisis/full-timeline. ** COVID-19 pandemic resulted in government lockdowns and excess consumer liquidity.

16 AGENDA Market Overview Company Overview Industry Overview Financial Overview Appendix Investing In PRA

17 Nasdaq: PRAA Q2 2022 FINANCIAL RESULTS CONTINUED OPERATIONAL SAVINGS DESPITE DECREASED REVENUES AFTER RECORD YEAR ($ in millions, except per share results) Q2 2021 vs Q2 2022 Operating Expenses Total Revenues Q2 2021 $181 Q2 2022 $175 -4% Q2 2022Q2 2021 $286 $258 -10% Net Income Attributable to PRA Group Q2 2021 $56 Q2 2022 $36 -35% Diluted Earnings Per Share $1.22 $0.91 Q2 2021 Q2 2022 -25%

18 Nasdaq: PRAA Americas & Australia Core, $324.8 Americas Insolvency, $37.8 Europe Core, $157.6 Europe Insolvency, $23.6 CASH COLLECTIONS ($ in millions) Americas & Australia Core, $244.4 Americas Insolvency, $34.3 Europe Core, $142.5 Europe Insolvency, $22.9 Second Quarter 2021 Second Quarter 2022

19 Nasdaq: PRAA United States, $2,256 United Kingdom, $1,436 Central Europe, $593 Northern Europe, $715 Other Americas and Australia, $436 Southern Europe, $134 ERC IS DIVERSIFIED WITH 52% IN EUROPE AND 41% IN U.S. ~$300 MILLION FX IMPACT COMPARED TO Q1 20221 ($ in millions) as of June 30, 2022as of June 30, 2021 United States, $2,651 United Kingdom, $1,623 Central Europe, $722 Northern Europe, $604 Other Americas and Australia, $294 Southern Europe, $159 1. If FX impact is removed, ERC would have gone up sequentially from Q1 2022.

20 Nasdaq: PRAA ($ in millions, Cash efficiency ratio = (cash receipts – operating expenses)/cash receipts) SUBSTANTIAL IMPROVEMENT IN CASH EFFICIENCY RATIO OVER THE YEARS $261 $298 $383 $433 $592 $762 $971 $1,214 $1,444 $1,604 $1,569 $1,538 $1,640 $1,857 $2,015 $2,076 $933 55.5% 53.8% 63.0% 61.2% 64.0% 60.6% 60.8% 58.0% 64.5% 65.3% 63.2% 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 1H 2022 Cash Receipts Cash Efficiency Ratio

21 Nasdaq: PRAA Collection Strategies WE USE DATA & ANALYTICS TO DETERMINE THE MOST EFFICIENT COLLECTION STRATEGY Customer’s Ability vs. Willingness To Pay Digital Call Center Legal Letters Legal Channel Settlement Offer Hardship Programs Low Priority Willingness Ab ilit y Single Payment Payment Plan

22 Nasdaq: PRAA STRONG AND CONSERVATIVE CAPITAL STRUCTURE ($ in millions) *Please refer to the reconciliation of this non-GAAP metric to the most applicable GAAP metric at the end of this presentation. $2,609 $2,482 1.89x 2.03x 1.5 1.7 1.9 2.1 2.3 2.5 2.7 2.9 $2,000 $2,100 $2,200 $2,300 $2,400 $2,500 $2,600 $2,700 December 31, 2021 June 30, 2022 Total Borrowings Debt to Adjusted EBITDA*  $1.6 billion total available capacity under credit facilities  $453 million available capacity after considering borrowing base restrictions  As we purchase more portfolios and increase ERC, our borrowing base increases, allowing us to draw more capital from our credit facilities  Target Debt to Adjusted EBITDA* of between 2.0x and 3.0x

23 Nasdaq: PRAA SHARE REPURCHASE PROGRAM Repurchased $35 million, or 808 thousand shares, of our common stock in Q2 2022 Repurchased 14% of outstanding common shares since we began buying back shares in 2021 $93 million remained in our share repurchase authorization

24 Market Overview Company Overview Industry Overview Financial Overview Appendix Investing In PRA AGENDA

25 Nasdaq: PRAA STRATEGIES THAT WILL CONTINUE TO DRIVE OUR FUTURE Modernizing collections and improving efficiency at all levels Expanding products and market share Being a recognized and trusted brand Fostering a high- performing workforce

26 Nasdaq: PRAA CAPITAL ALLOCATION STRATEGY TAKING A LONG-TERM APPROACH TO GENERATE STRONG RETURNS FOR SHAREHOLDERS Portfolio Purchases  Purchased $379 million of portfolios in first half of 2022  Well-positioned in the credit cycle to take advantage of additional supply Share Repurchase Program  $74 million of shares repurchased in first half of 2022  Repurchased 14%+ of shares outstanding since program launched in 2021  $93 million remaining in our share repurchase authorization as of June 30, 2022 Mergers & Acquisitions  New Head of Corporate Development  Focused on increasing market share in key countries, leveraging our current data and customer base, and exploring complementary adjacencies

27 Nasdaq: PRAA SEASONED MANAGEMENT TEAM WITH A LONG TENURE AND STRONG TRACK RECORD OF SUCCESS Kevin Stevenson President, CEO and Co-Founder Pete Graham Chief Financial Officer 6 years at PRA Chris Graves Global Investments and Analytics Officer 16 years at PRA Chris Lagow General Counsel and Assistant Secretary 16 years at PRA Private Practice in NY and VA Laura White Chief Risk and Compliance Officer 8 years at PRA Federal Reserve Bank of Richmond Steve Roberts Global Operations Officer 10 years at PRA Martin Sjölund President, PRA Group Europe 8 years at PRA LaTisha Tarrant Chief Human Resources Officer 6 years at PRA

28 Nasdaq: PRAA HOW WE HAVE GROWN SHAREHOLDER VALUE OVER TIME ($ in millions), Adjusted EBITDA per share = Adjusted EBITDA/diluted shares outstanding $0 $5 $10 $15 $20 $25 $30 $35 $0 $200 $400 $600 $800 $1,000 $1,200 $1,400 $1,600 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 LTM Q2 2022 Adjusted EBITDA* Adj. EBITDA* Adj. EBITDA*/share COVID-19***Global Financial Crisis** *Please refer to the reconciliation of this non-GAAP metric to the most applicable GAAP metric at the end of this presentation. ** Timing defined by the Federal Reserve Bank of St. Louis - https://www.stlouisfed.org/financial-crisis/full-timeline. *** COVID-19 pandemic resulted in government lockdowns and excess consumer liquidity.

29 Nasdaq: PRAA WHY INVEST NOW IN PRA?  Experienced multiple economic cycles with a long history of substantial cash receipts  Geographical diversification enables effective allocation of capital across the globe when opportunities arise Global Footprint Experienced and Tenured Management 25+ Years in Business Strong Balance Sheet Robust Track Record of Cash Generation Disciplined Capital Allocation Strategy  Low leverage relative to peers  Capable of deploying significant capital as supply continues to increase  Adjusted EBITDA per share increased over 8x from 2006 to 2022*  Returns-based strategy of buying portfolios, M&A, and share repurchases  Founder-led CEO with stable and tenured leadership team *Please refer to the reconciliation of this non-GAAP metric to the most applicable GAAP metric at the end of this presentation. Time period is between 2006 through the last twelve months ended June 30, 2022.

30 AGENDA Market Overview Company Overview Industry Overview Financial Overview Appendix Investing In PRA

31 Nasdaq: PRAA $2,872 $3,007 $2,903 $3,315 $3,682 $3,824 $3,269 $2,857 $2,693 $1,211 $1,189 $1,087 $1,083 $1,153 $1,322 $1,427 $1,354 $584 2014 2015 2016 2017 2018 2019 2020 2021 1H 2022 $560 $514 $535 $821 $757 $652 $497 $496 $206 AMERICAS AND AUSTRALIA SELECTED RESULTS 2014 THROUGH JUNE 30, 2022 ($ in millions, *excludes portfolios associated with business acquisitions) Cash Collections Portfolio Purchases* Estimated Remaining Collections

32 Nasdaq: PRAA $167 $351 $405 $429 $472 $519 $579 $708 $341 2014 2015 2016 2017 2018 2019 2020 2021 1H 2022 $145 $450 $371 $288 $361 $589 $408 $477 $173 $1,494 $2,000 $2,145 $2,389 $2,461 $2,931 $3,187 $3,149 $2,878 EUROPE SELECTED RESULTS 2014 THROUGH JUNE 30, 2022 Cash Collections Portfolio Purchases* Estimated Remaining Collections ($ in millions, *excludes portfolios associated with business acquisitions)

33 Nasdaq: PRAA DEPLOYING CAPITAL PURCHASING NPLS ($ in millions, excludes portfolios associated with business acquisitions) $112 $264 $280 $289 $367 $408 $470 $657 $705 $964 $905 $1,109 $1,118 $1,241 $905 $972 $379 2006 2007 2008 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 1H 2022 Americas and Australia Core Europe Core Global Insolvency Aktiv Kapital

34 Nasdaq: PRAA COMPONENTS OF TOTAL PORTFOLIO REVENUE Total Portfolio Revenue Portfolio Income Effective interest rate x Finance receivables, net Changes in Expected Recoveries Recoveries in excess of forecast1 Changes in expected future recoveries2 Total Portfolio Revenue has two components  Portfolio Income is the yield component of our revenue  Changes in Expected Recoveries are the changes to total expected collections (current performance and ERC) 1. Represents the current period collections vs. the collections expected from prior period ERC forecast. 2. Represents the net present value (NPV) of changes in the ERC forecast. Three Months Ended June 30, 2022 2021 Revenues: Portfolio income $ 194,009 $ 219,137 Changes in expected recoveries 56,567 63,548 Total portfolio revenue 250,576 282,685 Fee income 6,467 2,453 Other revenue 1,219 491 Total revenues 258,262 285,629

THE BASIS OF PORTFOLIO INCOME
IF CASH IS COLLECTED AS EXPECTED IN ORIGINAL UNDERWRITING

1 Purchase of Portfolio

- Purchase Price of $1,000 with Total Estimated Collections of $2,200 = Purchase Price Multiple of 2.20x
- Effective Interest Rate (EIR) = 28.8% (Gross IRR of purchase price and projected cash collections)
- Finance Receivables, net on the balance sheet reflects the purchase price = $1,000

Example of Estimated Cash Collections and Effective Interest Rate Calculation

	Purchase	Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Total
Expected Cash Collections	(1,000)	376	478	374	289	224	173	117	82	55	32	2,200
Effective Interest Rate Expected Based on Cash Flows	28.8%											

2 Accounting treatment if cash is collected as expected

A Portfolio Income for each year is calculated as effective interest rate (28.8%) multiplied by the Finance Receivables, net balance

B Expected cash collections minus portfolio income reduces the Finance Receivables, net balance, effectively amortizing the purchase price[1]

Example of Year-End Accounting Treatment

		Year 1	Year 2	Year 3	Year 4	Year 5	Year 6	Year 7	Year 8	Year 9	Year 10	Total
Cash Collections		376	478	374	289	224	173	117	82	55	32	2,200
Effective Interest Rate		28.8%	28.8%	28.8%	28.8%	28.8%	28.8%	28.8%	28.8%	28.8%	28.8%	
Portfolio Income (Finance Receivables, net x Effective Interest Rate)	A	288	263	201	151	111	78	51	32	18	7	1,200
Beginning Finance Receivables, net		1,000	912	697	524	386	273	178	112	62	25	
-(Expected Cash Collections - Portfolio Income = Purchase Price)	B	88	215	173	138	113	95	66	50	37	25	1,000
Ending Balance Finance Receivables, net		912	697	524	386	273	178	112	62	25	-	

1. This is reflected in our statement of cash flows as "Recoveries applied to negative allowance."

Nasdaq: PRAA

PRA Group

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36 Nasdaq: PRAA WHAT HAPPENS WHEN CASH IS NOT COLLECTED AS EXPECTED THERE IS ALWAYS SOME LEVEL OF CHANGES IN EXPECTED RECOVERIES Note: Once the yield is set it will never change. Write-ups or write-downs will change finance receivables, net. Collecting More Cash Than Expected (Overperformance) Collecting Less Cash Than Expected (Underperformance)  Cash in excess of expectations is recognized as an increase to revenue through changes in expected recoveries  If we expect the same total expected cash over the life of the curve, this overperformance is a timing difference where collections are realized earlier in the life of the curve (acceleration):  A reduction in projected cash flows resulting in a negative NPV adjustment in the current period  This NPV adjustment will not fully offset the increase in current period revenue because of time value of money  If we expect higher total expected cash over the life of the curve (betterment):  An increase in future cash flows (write-up)  Any change to future cash flows results in a current period impact equal to the NPV of the change in ERC  Cash lower than expectations is recognized as a reduction to revenue through changes in expected recoveries  If we expect the same total expected cash over the life of the curve, this underperformance is a timing difference where collections are expected to be realized later in the life of the curve (delay):  An increase in projected cash flows resulting in a positive NPV adjustment in the current period  This NPV adjustment will not fully offset the decrease in current period revenue because of time value of money  If we expect lower total expected cash over the life of the curve (impairment):  A reduction in future cash flows (write-down)  Any change to future cash flows results in a current period impact equal to the NPV of the change in ERC

37 Nasdaq: PRAA PRA CARES – MISSION, VISION & CORE VALUES Our mission is to deliver nonperforming loan solutions that drive success through a long-term focus and customer care. Our vision is to be the trusted leader, changing the world’s perception of the nonperforming loan industry. COMMITTED to always doing our best work. ACCOUNTABLE for our actions. RESPECTFUL in our interactions with each other. ETHICAL in every situation. SUCCESSFUL because we work together as a team.

38 Nasdaq: PRAA OUR ESG APPROACH Environmental  Energy efficiency  Waste reduction  Water conservation  Indoor air quality  Greenhouse Gas (GHG) emissions mitigation Social  Employee engagement  Community engagement  Talent development  Diversity, Equity, and Inclusion (DEI)  Equitable compensation  Employee health and safety  Customer care Governance We are committed to maintaining a culture that is focused on risk management, compliance, and ethical business practices We continue to foster a sense of belonging by working together to build an equitable and inclusive culture  Business ethics  Data security and privacy  Risk management  Corporate governance We manage our operations and resources in a manner that promotes sustainable practices, including minimizing harm to the environment and the communities in which we operate

39 Nasdaq: PRAA RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP ($ in millions) Use of Non-GAAP Financial Measures PRA Group, Inc. reports financial results in accordance with U.S. generally accepted accounting principles (GAAP). However, management uses certain non-GAAP financial measures, including Adjusted EBITDA, internally to evaluate the Company’s performance and to set performance goals. Adjusted EBITDA is calculated as net income attributable to PRA Group, Inc. plus income tax expense; less foreign exchange gain (or plus foreign exchange loss); plus interest expense, net; plus other expense (or less other income); plus depreciation and amortization; plus adjustment for net income attributable to noncontrolling interests; and plus recoveries applied to negative allowance less changes in expected recoveries. Adjusted EBITDA is a supplemental measure of performance that is not required by, or presented in accordance with, GAAP. PRA Group, Inc. presents Adjusted EBITDA because the Company considers it an important supplemental measure of operations and financial performance. Management believes Adjusted EBITDA helps provide enhanced period-to-period comparability of operations and financial performance and is useful to investors as other companies in the industry report similar financial measures. Adjusted EBITDA should not be considered as an alternative to net income determined in accordance with GAAP. Set forth below is a reconciliation of Adjusted EBITDA for the last twelve months (LTM) ended June 30, 2022 and for the years ended December 31, 2017 through 2021, to net income, the most directly comparable financial measure calculated and reported in accordance with GAAP. The next slide includes the reconciliation of Adjusted EBITDA for years ended December 31, 2003 through 2019. The calculation of Adjusted EBITDA below may not be comparable to the calculation of similarly titled measures reported by other companies. Additionally, management evaluates the Company's business using certain ratios that use Adjusted EBITDA, including Debt to Adjusted EBITDA, which is calculated by dividing borrowings by Adjusted EBITDA. The following table reflects our Debt to Adjusted EBITDA for LTM as of June 30, 2022 and for the years ended December 31, 2017 through 2021 ($ in millions):

40 Nasdaq: PRAA RECONCILIATION OF NON-GAAP FINANCIAL MEASURES TO GAAP (CONT.) ($ in millions)

41 Najim Mostamand, CFA VP, Investor Relations (757) 431-7913 IR@pragroup.com